UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 12, 2026

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue
Jacksonville, Florida		32202
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On January 12, 2026, Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on January 9, 2026, FIS completed its previously announced (i) acquisition of the Issuer Solutions business (the “Issuer Solutions Business”) from Global Payments Inc., a Georgia corporation (“Global Payments”) and (ii) sale of all of its equity interests in Worldpay Holdco, LLC, a Delaware limited liability company (“Worldpay”), pursuant to the transaction agreement, entered into on April 17, 2025, by and among FIS, Global Payments, Total System Services LLC, a Delaware limited liability company and Worldpay.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined financial statements of the Issuer Solutions Business as of and for the years ended December 31, 2025 and 2024, and the notes related thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of FIS as of and for the fiscal year ended December 31, 2025, and the related notes thereto, are filed as Exhibit 99.2 hereto to this Amendment No.1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors (with respect to the audited combined financial statements of the Issuers Solutions Business).

99.1	Audited combined financial statements of the Issuer Solutions Business as of and for the years ended December 31, 2025 and 2024, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of FIS as of and for the fiscal year ended December 31, 2025, and the related notes thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ James Kehoe
	Name:	James Kehoe
	Title:	Chief Financial Officer

	By:	/s/ Alexandra Brooks
	Name:	Alexandra Brooks
	Title:	Chief Accounting Officer